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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 4, 2005

                              NEOMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                      000-22009               77-0344424
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)

    3250 Jay Street, Santa Clara, California                      95054
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    (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (408) 988-7020

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 4, 2005, NeoMagic Corporation issued a press release announcing that Jim Lally will resign as a director of NeoMagic Corporation effective February 4, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1     Press Release of NeoMagic Corporation dated February 4, 2005.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         NeoMagic Corporation
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                                                         (Registrant)

Date:  February 4, 2005                                  /s/ Scott Sullinger
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                                                         Scott Sullinger
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              Press Release of NeoMagic Corporation dated February 4, 2005.